SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) October 1, 1996


                              WIRELESS ONE, INC.
            (Exact name of registrant as specified in its charter)


       Delaware                        0-26836                 72-1300837
(State or other jurisdiction   (Commission File Number)      (IRS Employer
   of incorporation)                                      Identification No.)


11301 Industriplex, Suite 4, Baton Rouge, Louisiana            70809-4115
    (Address  of  principal executive offices)                 (Zip Code)


                              (504) 293-5000
           (Registrant's telephone number, including area code)


                                    N/A
      (Former name or former address, if changed since last report.)



Item 5.   Other Events

     On October 1, 1996, Wireless One, Inc. (the "Registrant"), filed the press release attached hereto as Exhibit 99.1, regarding the number of its subscribers as of September 30, 1996.

Item 7.   Financial Statements and Exhibits.

     (a)  Exhibits.

          99.1 Press release issued by the Registrant on October 1, 1996.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WIRELESS ONE, INC.


                              By: /s/ Micahel C. Ellis
                                 -------------------------------
                                         Michael C. Ellis
                                  Vice President and Controller

Dated: October 17, 1996